Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
January 31, 2000



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.4418%



        Excess Protection Level
          3 Month Average   5.21%
            January, 2000   5.37%
            December, 1999   4.49%
            November, 1999   5.77%


        Cash Yield                                  17.74%


        Investor Charge Offs                         4.73%


        Base Rate                                    7.64%


        Over 30 Day Delinquency                      5.03%


        Seller's Interest                            9.78%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $49,077,414,912.07


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,800,914,393.58